UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2013

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	1-15795	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 600 Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (310) 571-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

On April 3, 2013, Rentech Nitrogen Partners, L.P. (the “Partnership”), a majority owned subsidiary of Rentech, Inc., elected to provide a copy of the Adjusted EBITDA table incorporated by reference as Exhibit 99.1 into this Item 8.01.

A copy of the unaudited pro forma condensed combined statement of income of the Partnership also is incorporated by reference as Exhibit 99.2 into this Item 8.01.

Reference to “we,” “us” and “our” in the Exhibits refer to the Partnership and its subsidiaries.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of the Exhibit

Exhibit 99.1	Adjusted EBITDA information for the Partnership (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed by the Partnership on April 3, 2013).

Exhibit 99.2	Unaudited Pro Forma Condensed Combined Statement of Income for the Partnership (incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K filed by the Partnership on April 3, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: April 3, 2013	By:	/s/ Dan J. Cohrs
Dan J. Cohrs Executive Vice President and Chief Financial Officer